Credit Suisse First Boston
ABSC 2005-HE3
4,282 records

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Selection Criteria: All records
Table of Contents

1.

Summary

2.

State

3.

Loan Purpose (IO Loans)

4.

Documentation (IO Only)

5.

Fico Scores (IO Loans)

6.

Silent Second

7.

Loan Purpose (Silent Second Liens)

8.

Silent Second Only (IO Loans)

9.

State (First rate adjustment date between Jan 2007 and Feb 2007)

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1. Summary

WA DTI: 40.21
WA Initial Cap (ARM loans): 2.452

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2. State

State	WA FICO	Percent Balance	WA LTV	Average Balance	WA DTI
Alabama	507	0.01	72.73	39,945.59	24.00
Arizona	649	1.78	84.05	122,981.58	42.12
Arkansas	632	0.15	92.90	304,412.50	33.73
California	651	53.77	82.16	235,912.67	40.03
Colorado	645	0.84	84.36	126,630.99	39.23
Connecticut	627	1.03	78.81	198,627.40	40.75
Delaware	696	0.07	88.77	170,833.33	35.46
Florida	633	3.63	83.15	125,547.00	40.09
Georgia	639	0.74	83.64	114,685.15	41.73
Idaho	617	0.28	83.55	106,680.83	39.15
Illinois	633	2.47	85.00	155,504.50	42.11
Indiana	589	0.24	85.79	116,438.15	39.04
Iowa	576	0.04	84.12	80,619.73	39.55
Kansas	644	0.12	86.48	96,652.19	33.36
Kentucky	606	0.09	89.97	89,638.98	28.61
Louisiana	608	0.65	86.34	84,143.72	42.04
Maine	580	0.05	85.50	107,692.79	42.27
Maryland	627	3.74	83.72	166,581.42	41.85
Massachusetts	652	0.90	82.43	157,922.50	43.66
Michigan	604	0.49	84.69	104,359.01	43.71
Minnesota	651	0.19	90.85	214,032.64	43.32
Mississippi	610	0.24	86.31	63,999.42	40.41
Missouri	595	0.40	82.27	104,338.68	35.52
Montana	668	0.10	85.88	95,532.87	46.05
Nebraska	622	0.01	80.00	40,000.00	44.00
Nevada	651	2.15	82.42	176,423.39	38.62
New Hampshire	628	0.26	78.53	134,844.57	38.65
New Jersey	641	2.79	81.20	224,118.01	41.73
New Mexico	599	0.08	88.04	92,648.88	39.55
New York	647	8.26	81.75	238,292.41	41.18
North Carolina	620	0.36	83.57	94,864.13	37.09
Ohio	613	0.20	86.78	78,585.78	32.63
Oklahoma	592	0.31	84.99	80,956.81	36.80
Oregon	646	0.49	82.37	129,944.22	38.95
Pennsylvania	633	1.01	83.95	109,287.52	37.76
Rhode Island	630	0.45	82.57	160,187.67	39.79
South Carolina	630	0.24	89.95	104,781.59	44.11
South Dakota	628	0.02	84.00	64,956.19	40.00
Tennessee	618	0.49	84.12	73,911.34	39.73
Texas	646	3.67	83.58	104,799.29	36.63
Utah	659	0.10	83.73	79,622.04	33.39
Vermont	572	0.07	79.34	141,349.45	47.77
Washington	645	1.41	82.86	129,333.89	39.25
Virginia	640	4.39	81.58	173,911.99	41.57
West Virginia	693	0.02	84.27	57,578.70	49.97
Wisconsin	662	0.41	83.17	121,099.86	38.20
Wyoming	653	0.06	85.05	82,961.80	41.20
Washington DC	640	0.72	83.05	183,477.77	40.71
Total:	645	100.00	82.53	184,022.55	40.21

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3. Loan Purpose (IO Loans)

Loan Purpose (IO Loans)	WA FICO	Percent Balance	WA LTV	Average Balance	WA DTI
Purchase	678	54.08	80.59	306,907.16	38.97
Refinance - Cash Out	652	39.26	82.45	312,855.93	37.83
Refinance - No Cash Out	665	6.67	82.98	310,187.73	37.48
Total:	667	100.00	81.48	309,435.18	38.42

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4. Documentation (IO Only)

Documentation (IO Only)	WA FICO	Percent Balance	WA LTV	Average Balance	WA DTI
Full Alternative Documentation	637	1.77	81.02	316,096.92	31.28
Full Documentation	656	47.61	81.64	284,786.52	39.82
Limited Documentation	662	18.26	82.38	363,163.95	34.18
Lite Documentation	663	5.22	81.32	311,215.25	36.97
Stated Documentation	689	7.40	80.87	344,424.92	39.54
Stated Documentation - Assets Verified	692	19.75	80.59	319,133.46	39.57
Total:	667	100.00	81.48	309,435.18	38.42

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5. Fico Scores (IO Loans)

Fico Scores (IO Loans)	WA FICO	Percent Balance	WA LTV	Average Balance	WA DTI
551 - 575	560	0.09	80.00	216,000.00	33.00
576 - 600	590	5.80	78.57	280,991.98	39.71
601 - 625	613	11.85	81.14	278,572.14	39.45
626 - 650	639	18.31	81.92	295,948.60	38.82
651 - 675	663	27.58	81.79	337,821.94	37.82
676 - 700	688	15.13	81.95	311,473.03	39.89
701 - 725	713	10.14	81.28	314,678.95	35.98
726 - 750	737	6.68	81.67	330,490.57	38.12
751 - 775	760	3.79	81.12	303,910.34	36.50
776 - 800	783	0.59	81.36	274,720.00	42.06
801 - 825	816	0.04	80.00	92,800.00	37.00
Total:	667	100.00	81.48	309,435.18	38.42

Minimum FICO: 560
Maximum FICO: 816
WA FICO: 667

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6. Silent Second

Silent Second	WA FICO	Percent Balance	WA LTV	Average Balance	WA DTI
N	629	56.29	84.65	154,277.69	39.81
Y	665	43.71	79.80	244,801.84	40.72
Total:	645	100.00	82.53	184,022.55	40.21

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7. Loan Purpose (Silent Second Liens)

Loan Purpose (Silent Second Liens)	WA FICO	Percent Balance	WA LTV	Average Balance	WA DTI
Purchase	669	79.67	79.81	244,800.49	41.01
Refinance - Cash Out	647	16.97	79.80	254,184.86	39.42
Refinance - No Cash Out	650	3.35	79.70	206,291.28	40.42
Total:	665	100.00	79.80	244,801.84	40.72

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8. Silent Second Only (IO Loans)

Silent Second Only (IO Loans)	WA FICO	Percent Balance	WA LTV	Average Balance	WA DTI
N	657	36.62	84.18	323,975.67	37.89
Y	672	63.38	79.92	301,614.83	38.73
Total:	667	100.00	81.48	309,435.18	38.42

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9. State (First rate adjustment date between Jan 2007 and Feb 2007)

State (First rate adjustment date between Jan 2007 and Feb 2007)	WA FICO	Percent Balance	WA LTV	Average Balance	WA DTI
Arizona	645	1.95	81.68	176,643.51	42.52
Arkansas	628	0.18	91.30	331,216.67	29.16
California	648	56.67	80.30	319,318.33	39.97
Colorado	647	0.63	81.72	167,689.30	36.35
Connecticut	635	1.06	79.54	247,537.45	40.09
Delaware	630	0.04	94.51	232,500.00	30.00
Florida	629	3.24	82.18	157,118.17	39.66
Georgia	617	0.66	81.23	147,655.28	40.51
Idaho	590	0.23	79.37	131,017.56	40.06
Illinois	625	2.79	83.44	203,807.12	43.00
Indiana	590	0.25	85.15	128,020.79	38.27
Iowa	526	0.02	77.60	96,926.41	27.00
Kansas	676	0.06	81.74	111,754.36	34.71
Kentucky	572	0.07	91.04	95,160.88	29.37
Louisiana	597	0.49	83.71	105,064.95	41.53
Maine	561	0.04	95.00	228,000.00	49.00
Maryland	627	3.72	82.23	206,936.51	42.27
Massachusetts	649	0.96	80.36	223,779.79	43.05
Michigan	602	0.41	83.44	121,978.28	42.68
Minnesota	629	0.08	88.61	158,678.81	43.69
Mississippi	619	0.25	87.03	71,468.61	40.06
Missouri	579	0.40	80.79	149,094.83	34.87
Montana	665	0.08	85.95	113,186.55	46.48
Nebraska	622	0.01	80.00	40,000.00	44.00
Nevada	647	2.25	80.34	217,994.00	39.16
New Hampshire	623	0.25	78.99	176,315.94	35.82
New Jersey	632	2.28	80.91	266,639.26	41.70
New Mexico	579	0.08	87.51	150,971.96	38.48
New York	639	6.00	81.57	301,114.40	40.63
North Carolina	618	0.37	82.49	138,668.84	38.87
Ohio	598	0.22	88.78	110,103.11	33.58
Oklahoma	590	0.33	84.36	122,231.57	36.85
Oregon	637	0.51	80.91	160,049.84	37.52
Pennsylvania	626	0.96	82.53	122,548.26	39.55
Rhode Island	632	0.48	81.29	191,613.85	42.50
South Carolina	615	0.20	86.72	111,957.29	49.05
South Dakota	628	0.02	80.00	103,922.43	40.00
Tennessee	606	0.49	82.22	98,890.85	41.25
Texas	650	3.51	80.85	159,166.50	36.39
Utah	652	0.09	80.00	132,641.60	32.91
Vermont	572	0.10	79.34	141,349.45	47.77
Washington	647	1.28	80.22	194,260.71	39.83
Virginia	636	4.98	79.43	227,417.02	41.56
West Virginia	684	0.03	81.66	74,079.01	49.63
Wisconsin	661	0.42	81.77	148,209.10	37.56
Wyoming	633	0.04	80.00	124,000.00	44.09
Washington DC	628	0.82	82.30	229,557.07	40.96
Total:	642	100.00	80.85	245,747.99	40.16

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Mar 10, 2005 01:10

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